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Exhibit 25

FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)    ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)

700 South Flower Street Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)

DIRECTV HOLDINGS LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1902628 (I.R.S. employer identification no.)

2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV FINANCING CO., INC.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	59-3772785 (I.R.S. employer identification no.)

2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV Customer Services, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4738537 (I.R.S. employer identification no.)

5800 N. Meeker Avenue Boise, Idaho (Address of principal executive offices)	83704 (Zip code)

DIRECTV, Inc.
(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-4321465 (I.R.S. employer identification no.)

2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV Enterprises, LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4511942 (I.R.S. employer identification no.)

2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV Home Services, LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	56-2466781 (I.R.S. employer identification no.)

2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV Merchandising, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4523782 (I.R.S. employer identification no.)

2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV Operations, LLC
(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-4511940 (I.R.S. employer identification no.)

2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV Programming Holdings I, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-2574763 (I.R.S. employer identification no.)

2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV Programming Holdings II, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-2574821 (I.R.S. employer identification no.)

2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

LABC Productions, LLC
(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	20-3162838 (I.R.S. employer identification no.)

2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

4.750% Senior Notes due 2014
5.875% Senior Notes due 2019
Guarantees of 4.750% Senior Notes due 2014
and Guarantees of 5.875% Senior Notes due 2019
(Title of the indenture securities)

1.     General information. Furnish the following information as to the trustee:

  (a)
  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219
Federal Reserve Bank	San Francisco, California 94105
Federal Deposit Insurance Corporation	Washington, D.C. 20429
  (b)
  Whether it is authorized to exercise corporate trust powers.

    Yes.

2.     Affiliations with Obligor.

  If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16.   List of Exhibits.

  Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

  1.
  A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

  2.
  A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

  3.
  A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

  4.
  A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

  6.
  The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

  7.
  A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

 SIGNATURE

        Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 3rd day of March, 2010.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/S/ ALEX BRIFFETT
Name:	JOHN A. BRIFFETT
Title:	SENIOR ASSOCIATE

 EXHIBIT 7

Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

        At the close of business December 31, 2009, published in accordance with Federal regulatory authority instructions.

Dollar Amounts in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	1,576
Interest-bearing balances	267
Securities:
Held-to-maturity securities	16
Available-for-sale securities	601,754
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	78,000
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	11,186
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	2
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	244,779
Other assets	154,682

Total assets	$1,948,575

Dollar Amounts in Thousands
LIABILITIES
Deposits:
In domestic offices	532
Noninterest-bearing	532
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	268,691
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	219,066
Total liabilities	488,289
Not Applicable
EQUITY CAPITAL
Perpetual preferred stock and related surplus.	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Not Applicable
Retained earnings	337,084
Accumulated other comprehensive income	682
Other equity capital components	0
Not Available
Total bank equity capital	1,460,286
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,460,286

Total liabilities and equity capital	1,948,575

        I, Karen Bayz, Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz	)	Managing Director

        We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Troy Kilpatrick, President	)
Frank P. Sulzberger, MD	)	Directors (Trustees)
William D. Lindelof, MD	)

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  Exhibit 25
FORM T-1
SIGNATURE
  EXHIBIT 7